UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2025

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario		K7A 0A8
(Address of principal executive offices)		(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 8, 2025, Canopy Growth Corporation (the “Company”) issued a press release announcing its financial results for its fiscal first quarter ended June 30, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in Item 2.02 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth in Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2025, the board of directors (the “Board”) of the Company appointed Margaret Shan Atkins as a director of the Board, effective immediately. Ms. Atkins shall serve as a director of the Company until the next annual general meeting of shareholders or until her earlier death, resignation, or removal. In connection with her appointment to the Board, Ms. Atkins was also appointed to serve as a member of the audit committee of the Board.

The Board has determined that Ms. Atkins is independent under applicable listing rules of the Nasdaq Stock Market LLC. There is no arrangement or understanding between Ms. Atkins and any other person pursuant to which she was appointed as a director of the Company. There are no family relationships between Ms. Atkins and any director or executive officer of the Company or its subsidiaries. Ms. Atkins does not have a direct or indirect material interest in any transaction that would require disclosure under Item 404(a) of Regulation S-K.

In accordance with the Company’s customary practice, the Company has entered into its standard form of indemnification agreement with Ms. Atkins, which requires the Company to indemnify Ms. Atkins against certain liabilities that may arise as result of her status or service as a director. The Company’s Form of Director and Officer Indemnity Agreement is filed as Exhibit 10.1 to its Form 10-K for the fiscal year ended March 31, 2022, which was filed with the Securities and Exchange Commission (the “SEC”) on May 31, 2022.

In connection with her appointment to the Board, Ms. Atkins will be compensated in accordance with the Company’s director compensation program as described in the Company’s filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Press release dated August 8, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANOPY GROWTH CORPORATION

Date: August 8, 2025	By:	/s/ Thomas Stewart
Thomas Stewart
Interim Chief Financial Officer